Exhibit 10.4

   STATE OF TEXAS
                                RELEASE OF LIENS
   COUNTY OF DALLAS


                                R E C I T A L S:


       WHEREAS, Carrington Laboratories, Inc. ("Borrower") and NationsBank of Texas, N.A. ("Lender") entered into that certain Credit Agreement, dated as of January 30, 1995, as amended by that certain First Amendment to Credit Agreement, dated as of February 28, 1995 between Lender and Borrower, and as further amended on July 17, 1995, and August 18, 1995 (as amended, the "Credit Agreement") (each capitalized term not expressly defined herein shall have the meaning given to such term in the Credit Agreement); and

       WHEREAS, the Chemical Bank Note is secured by, among other things, the liens and security interests created by that certain (i) Deed of Trust, Security Agreement and Assignment of Rents (as heretofore amended or modified, the "Deed of Trust") of even date therewith, executed by E. Don Lovelace and Jerry L. Lovelace ("Original Borrowers") to William B. Sechrest, Trustee, for the benefit of Resource Savings Association ("Original Lender"), recorded in Volume 85093, Page 5923, of the Deed of Trust Records of Dallas County, Texas, covering certain real property situated in the County of Dallas, Texas, more particularly described in Exhibit A attached hereto, (ii) Assignment of Lessor's Interest in Lease (as heretofore amended or modified, the "Assignment of Lease") dated May 9, 1985, executed by Original Borrowers in favor of Original Lender, recorded in Volume 85093, Page 5944 of the Deed of Trust Records of Dallas County, Texas, (iii) Absolute Assignment of Rents (as heretofore amended or modified, the "Assignment of Rents") dated December 29, 1988, executed by Original Borrowers in favor of Original Lender, recorded in Volume 89155, Page 1529, of the Deed of Trust Records of Dallas County, Texas, and (iv) Security Agreement (as heretofore amended or modified, the "Security Agreement") dated May 9, 1985, executed by Original Borrowers in favor of Original Lender; and

       WHEREAS, the Chemical Bank Note, the Deed of Trust, the Assignment of Lease, the Assignment of Rents and the Security Documents were amended,


   modified or reinstated pursuant to the terms of that certain (i) Reinstatement, Modification and Renewal Agreement dated September 1, 1988 between Original Lender and Original Borrowers, (ii) Assumption Agreement dated August 2, 1989, between Original Lender, Original Borrowers and Borrower, recorded in Volume 89155, Page 1559, of the Deed of Trust Records of Dallas County, Texas, and (iii) Modification and Extension Agreement dated September 15, 1993 between Borrower, Original Borrowers and Chemical Bank, as Trustee recorded in Volume 93181, Page 3498, of the Deed of Trust Records of Dallas County, Texas (the liens created by the Deed of Trust, Assignment of Lease, Assignment of Rents and Security Agreement, all as amended, modified or reinstated, are referred to herein collectively as the "Chemical Liens"); and

       WHEREAS, the Term Notes and the other Obligations are secured by, among other things, the liens and security interests created by that certain
   (i) Security Agreement dated January 30, 1995 granted by Borrower to Lender (the "NationsBank Security Agreement"), (ii) Patent, Copyright and Trademark Collateral Assignment and Security Agreement dated January 30, 1995 granted by Borrower to Lender (the "Patent Security Agreement"),
   (iii) Stock Pledge Agreement dated January 30, 1995 granted by Borrower to Lender (the "Stock Pledge Agreement"), and (iv) Second Lien Deed of Trust, Assignment, Security Agreement and Financing Statement dated February 16, 1995 granted by Borrower to Lender (the "Second Lien Deed of Trust") (the liens created by the NationsBank Security Agreement, the Patent Security Agreement, the Stock Pledge Agreement and the Second Lien Deed of Trust are referred to herein collectively as the "NationsBank Liens"; the Chemical Liens and the NationsBank Liens are referred to herein collectively as the "Liens"); and

       WHEREAS, Borrower and Lender have executed that certain Fourth Amendment to Credit Agreement and Term Note dated as of May 1, 1996 (the "Fourth Amendment") pursuant to which, in part, (i) Borrower has paid the currently outstanding amounts under the Term Loan (ii) Borrower has granted Lender a security interest in a Certificate of Deposit in the amount of $1,500,000.00 to secure obligations of Borrower to repay to Lender any amounts Lender is required to fund under the Letter of Credit and (iii) Lender has agreed to release the Liens.


                                R E L E A S E:

       NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS: That, for and in consideration of Ten and No/100 ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, Lender has RELEASED and DISCHARGED, and by these presents does hereby RELEASE and DISCHARGE, the Liens, including, but not limited to, the following:

       1. Deed of Trust, Security Agreement and Assignment of Rents of even date with the Chemical Bank Note, executed by E. Don Lovelace and Jerry L. Lovelace to William B. Sechrest, Trustee, for the benefit of Resource Savings Association, recorded in Volume 85093, Page 5923, of the Deed of Trust Records of Dallas County, Texas, covering certain real property situated in the County of Dallas, Texas, more particularly described in Exhibit A attached hereto, as amended, restated or modified from time to time;

       2. Assignment of Lessor's Interest in Lease dated May 9, 1985, executed by E. Don Lovelace and Jerry L. Lovelace in favor of Resource Savings Association, recorded in Volume 85093, Page 5944 of the Deed of

   Trust Records of Dallas County, Texas, as amended, restated or modified from time to time;

       3.   Absolute Assignment of Rents dated December 29, 1988, executed by
   E. Don Lovelace and Jerry L. Lovelace in favor of Resource Savings Association, recorded in Volume 89155, Page 1529, of the Deed of Trust Records of Dallas County, Texas, as amended, restated or modified from time to time; and

       4. Second Lien Deed of Trust, Assignment, Security Agreement and Financing Statement dated February 16, 1995 executed by Borrower in favor of Lender, recorded in Volume 95036, Page 01126 of the Deed of Trust Records of Dallas County, Texas, as amended, restated or modified from time to time.

       Borrower hereby acknowledges and agrees that nothing contained in this release shall in any way affect, release or diminish the security interest created by that certain Assignment of Certificate of Deposit dated as of May 1, 1996 granted by Borrower to Lender covering that certain Certificate of Deposit No. 428059 in the amount of $1,500,000.00, as such certificate is replaced from time to time.


       FURTHER, Lender agrees, at the request of Borrower, to duly execute and deliver Uniform Commercial Code releases with respect to the Liens released hereby.


                  EXECUTED as of the _____ day of May, 1996.


                                 LENDER

                       NATIONSBANK OF TEXAS, N.A.,
                    a national banking association



                                       By:
                                          -----------------------------

                                       Name:
                                            ---------------------------

                                       Title:
                                             --------------------------

                                  BORROWER

                         CARRINGTON LABORATORIES, INC.,
                            a Texas corporation


                                       By:
                                          -----------------------------

                                       Name:
                                            ---------------------------

                                       Title:
                                             --------------------------




   THE STATE OF TEXAS

   COUNTY OF DALLAS


         This instrument was acknowledged before me on the ___ day of May, 1996, by ___________________, _____________________ of NationsBank of
   Texas, N.A., a national banking association on behalf of such association.


                                 ___________________________________
                                 Notary Public - State of Texas

                                 ___________________________________
                                 My Commission Expires

                                 ___________________________________
                                 Printed Name of Notary Public

   THE STATE OF TEXAS

   COUNTY OF DALLAS


       This instrument was acknowledged before me on the ___ day of May, 1996, by ___________________, _____________________ of Carrington Laboratories,
   Inc., a Texas corporation on behalf of such corporation.


                                ___________________________________
                                Notary Public - State of Texas

                                ___________________________________
                                My Commission Expires

                                ___________________________________
                                Printed Name of Notary Public

                                     EXHIBIT A


                                     DESCRIPTION

   BEING a tract of land situated in the William Bennet Survey, Abstract No. 147, and the John W. Johnson Survey, Abstract No. 1640, and being out of Tract D of the Las Colinas Walnut Hill Distribution Center Addition, an addition to the City of Irving, Texas, according to the plat recorded in Volume 75126, Page 2076 of the Map Records of Dallas County, Texas, and now being Lot 5 of the Las Colinas Walnut Hill Distribution Center, Sixth Installment, an addition to the City of Irving, Texas, according to the plat recorded in Volume 80188, Page 1906, of the Map Records of Dallas County, Texas, and being more particularly described as follows:

   BEGINNING at the intersection of the South line of Hereford Drive, (a 60 foot R.O.W.) with the Westerly line of Walnut Hill Lane, (a 110 foot R.O.W.), said point also being the most Easterly corner of said Lot 5, an iron stake for corner;

   THENCE Southwesterly with the Northwesterly line of Walnut Hill Lane, same being with a curve to the right having a central angle of 33 degrees 15 minutes 06 seconds, a radius of 994.05 feet, tangent bears South 10 degrees 28 minutes 58 seconds West, an arc distance of 576.90 feet, an iron stake found for corner;

   THENCE South 43 degrees 44 minutes 02 seconds West, continuing with the said Northwest line of Walnut Hill Lane, a distance of 129.81 feet, to the most Southerly corner of said Lot 5, an iron stake for corner;

   THENCE North 46 degrees 18 minutes 44 seconds West, with the common line of Lots 1 and 5, a distance of 449.78 feet to the common Westerly corner of Lots 1 and 5, an iron stake found for corner;

   THENCE North 44 degrees 05 minutes 33 seconds East, with the common line of Lots 2 and 5, a distance of 145.59 feet, an iron stake found for corner;

   THENCE North 33 degrees 15 minutes 06 seconds West, with the common line of Lots 2 and 5, a distance of 121.05 feet to the common corner of Lots 4 and 5, an iron stake found for corner;

   THENCE North 44 degrees 51 minutes 35 seconds East, with the common line of Lots 4 and 5, a distance of 323.78 feet to a point in the said Southwest line of Hereford Drive, an iron stake for corner;

   THENCE Southwesterly with the said Southwest line of Hereford Drive, same being with a curve to the left, having a central angle of 31 degrees 48 minutes 13 seconds, a radius of 545.16 feet, tangent bearing South 49 degrees 28 minutes 27 seconds East, an arc distance of 302.61 feet to the end of said curve, an iron stake for corner;

   THENCE South 81 degrees 16 minutes 40 seconds East, with the said Southwest line of Hereford Drive, a distance of 140.92 feet to the Place of Beginning and

   CONTAINING 287,769 square feet or 6.606 acres of land, more or less.